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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 27, 2005

                               POLYONE CORPORATION
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               (Exact name of registrant as specified in charter)

              Ohio                      1-16091                34-1730488
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

  PolyOne Center, 33587 Walker Road, Avon Lake, Ohio              44012
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       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (440) 930-1000


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))

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Item 8.01 - Other Events.
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On September 27, 2005, the Registrant issued a press release, filed herewith as
Exhibit 99.1, announcing that the Registrant has signed a letter of intent to sell its Engineered Films business unit to an investor group comprised of members of the unit's management team along with an investor group formed by Matrix Capital Markets.

Item 9.01.  Financial Statements and Exhibits.
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  (c) Exhibits.

        Exhibit 99.1 - Press release dated September 27, 2005, filed herewith.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  POLYONE CORPORATION

                                                  By: /s/ Michael J. Meier
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                                                      Michael J. Meier
                                                      Corporate Controller

Dated:  September 27, 2005